UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): April 22, 2015

Weatherford International public limited company
(Exact name of registrant as specified in its charter)

Ireland	001-36504	98-0606750
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

Bahnhofstrasse 1, 6340 Baar, Switzerland	CH 6340
(Address of principal executive offices)	(Zip Code)

 Registrant’s telephone number, including area code: +41.22.816.1500

N/A
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02	Results of Operations and Financial Condition.

On April 22, 2015, Weatherford International public limited company (“we” or the “Company”) issued a news release announcing results for the quarter ended March 31, 2015. A copy of the news release is furnished as Exhibit 99.1 and incorporated into this Item 2.02.

On April 23, 2015, we will hold a conference call at 8:30 a.m. eastern time (“ET”), 7:30 a.m. central time (“CT”), regarding the quarterly results. This scheduled conference call was previously announced on February 4, 2015. To access the call, please contact the conference call operator at 866-393-8572, or 706-643-6499 for international calls, and ask for the Weatherford conference call. The call will also be made available via real-time webcast. A replay of the call will be available until 5:00 p.m. ET, May 7, 2015. The number for the replay is 855-859-2056 or 404-537-3406 for international calls; passcode 80937843.

An enhanced webcast of the conference call and replay will be provided by NASDAQ OMX Corporate Solutions and will be available through Weatherford’s web site at http://www.weatherford.com. To access the conference call and replay, click on the Investor Relations link and then click on the Enhanced Audio Webcast link.

Item 2.05	Costs Associated with Exit or Disposal Activities.

During the three months ended March 31, 2015, in response to market conditions, the Company updated its previously announced 2015 cost reduction plan (the “2015 Plan”), which now includes a worldwide workforce reduction that is expected to involve approximately 10,000 employees, principally in the Western Hemisphere. The Company recognized pre-tax charges of $41 million associated with the 2015 Plan during the three months ended March 31, 2015 for one-time termination (severance) benefits and other associated costs. The 2015 Plan is scheduled to be substantially complete in the second quarter of 2015.

The information in this Item 2.05 consists of forward-looking statements within the meaning of the federal securities laws. These forward-looking statements involve a number of risks, uncertainties and other factors, which may cause the actual results to be materially different from those expressed or implied in the forward-looking statements. Important factors that could cause the statements made in this Item 2.05 to differ include, without limitation, the Company's ability to implement the 2015 Plan and identify additional positions, possible changes in the expected severance charges associated with the 2015 Plan and the Company’s ability to timely shut down facilities. Other important factors are included under the caption “Forward-Looking Statements” in the Company's Annual Report on Form 10-K for the year ended December 31, 2014 and in subsequent filings. The Company does not intend to revise any particular forward-looking statement in light of future events.

Item 7.01	Regulation FD Disclosure.

On April 22, 2015, we issued a news release announcing results for the Company’s first quarter ended March 31, 2015. A copy of the press release is furnished as Exhibit 99.1 and incorporated into this Item 7.01.

Item 9.01	Financial Statements and Exhibits.

(d)	Exhibits

The exhibits listed below are furnished pursuant to Item 9.01 of this Form 8-K.

Exhibit Number	Exhibit Description
99.1	News release dated April 22, 2015, announcing results for the quarter ended March 31, 2015.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Weatherford International plc
Date: April 22, 2015
/s/ Krishna Shivram
Krishna Shivram
Executive Vice President and Chief Financial Officer

INDEX TO EXHIBIT

Exhibit Number	Exhibit Description
99.1	News release dated April 22, 2015, announcing results for the quarter ended March 31, 2015.